SECOND AMENDMENT TO
LIMITED PARTNERSHIP AGREEMENT OF
PARKWAY PROPERTIES OFFICE FUND II, L.P.
THIS SECOND AMENDMENT TO LIMITED PARTNERSHIP AGREEMENT OF PARKWAY PROPERTIES OFFICE FUND II , L.P. (the "Partnership"), a Delaware limited partnership ("Amendment") is made as of August 8th, 2012 by and among, PPOF II, LLC, a Delaware limited liability company, as the sole general partner of the Partnership ("General Partner"), Parkway Properties LP, a Delaware limited partnership ("Parkway"), and Teacher Retirement System of Texas, a public pension fund and public entity of the State of Texas ("TRST" and together with Parkway, the "Limited Partners").  The General Partner and the Limited Partners are hereinafter sometimes referred to collectively as the "Partners".

WHEREAS, the Partnership intends to acquire through Investment Vehicles that certain (i) unimproved real property located at 40 Rio Salado Parkway (Parcel B3), (ii) parcel of land and improvements thereon located at 68 Rio Salado Parkway (Hayden Ferry Lakeside Parking Structure), and (iii) leasehold interest in a parcel of land and improvements thereon located at 74 Rio Salado Parkway (R2 Building), each in the City of Tempe, Maricopa County, Arizona ("Hayden Ferry Acquisition").

WHEREAS, the Partners executed that certain Limited Partnership Agreement of Parkway Properties Office Fund, L.P. dated as of May 14, 2008, as amended by that certain First Amendment dated April 10 , 2011 (as amended, the "Partnership Agreement").

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.	Capitalized Terms. All capitalized terms used herein but not defined herein shall have the meaning given to such terms in the Partnership Agreement.

2.            Capital Commitment.  The Partners have agreed to increase the Capital Commitment by a total of Twenty Million Dollars ($20,000,000.00) to be funded seventy percent (70%) by TRST ($14,000,000) and thirty percent (30%) by Parkway ($6,000,000).  This increase in the Committed Capital is being provided for the acquisition and improvement of the property being acquired in connection with the Hayden Ferry Acquisition and Capital Contributions of such increased Committed Capital may only be used for permitted purposes under the Partnership Agreement, as amended, directly in connection with the Hayden Ferry Acquisition.

3.            Hayden Ferry Acquistion.  The Investment Period shall be extended for the sole purpose of including the closing of the Hayden Ferry Acquisition.

4.            Conflicts.  In recognition of TRST's increase of its Capital Commitment, the General Partner makes the representations, warranties and other statements in Section 14.4(b) of the Partnership Agreement with respect to TRST's increased Capital Commitment.  For the purpose of such representations, warranties and other statements, Exhibit E of the Partnership Agreement is hereby deleted and shall be replaced in its entirety with Exhibit E attached hereto.

5.            Exhibit F.  Exhibit F of the Partnership Agreement is hereby deleted and shall be replaced in its entirety with Exhibit F attached hereto.

6.            No Other Amendments.  In all other respects the Partnership Agreement shall remain in full force and effect as executed by the Partners. Except as expressly stated in this Amendment, all other terms and provisions of the Partnership Agreement shall apply to the Hayden Ferry Acquisition.

7.            Facsimile/PDF Signatures.  In order to expedite the execution of this Amendment, telecopied or PDF signatures may be used in place of original signatures on this Amendment.  Partners intend to be bound by the signatures on the telecopied or PDF document, are aware that the other party will rely on such signatures, and hereby waive any defenses to the enforcement of the terms of this Amendment based on the form of signature.

8.            Counterparts.  This Amendment may be executed and delivered in any number of counterparts, each of which so executed and delivered shall be deemed to be an original and all of which shall constitute one and the same instrument.

Signatures to follow on next page

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

GENERAL PARTNER:
PPOF II, LLC, a Delaware limited liability company

By:__________________________
Name:________________________
 Title:_________________________

By:__________________________
Name:________________________
 Title:_________________________

PARKWAY:
PARKWAY PROPERTIES LP, a Delaware limited partnership

By:  Parkway Properties General Partners, Inc., a Delaware corporation, its sole general partner

By:__________________________
Name:________________________
 Title:_________________________

By:__________________________
Name:________________________
 Title:_________________________

TRST:	TEACHER RETIREMENT SYSTEM OF TEXAS, a public pension fund and public entity of the State of Texas By:__________________________ Name:________________________ Title:_________________________

EXHIBIT E
TRS Persons
(8/7/12)

Board of Trustees (Terms Expire August 31, 20xx)
R. David Kelly, Chairman (2017)	Robert P. Gauntt (2011)*	Philip Mullins (2011)*
Linus D. Wright (2011)*	Charlotte Renee Masters Clifton (2013)	Joe Colonnetta (2013)
Eric C. McDonald (2013)	Todd Barth (2015)	Christopher Moss (2015)
Nanette Sissney (2015)	T. Karen Charleston (2017)	Anita Palmer Smith (2017)
*Recently exited trustees.

Executive, Legal, Investment and Selected Staff
Albert, Mark	Clark, Rachel	Hook, Jon	Miller, T.A.	Speer, Wayne
Albright, Jerry	Connelly, Shannon	Howard, Wm. Clarke	Moore, Scott	Steinberg, Daniel
Albright, Thomas	Cosgrove, Patrick	Hydak, Janis	Morgan, Amy	Stewart, Cherie
Alexandra, Cristina	Cox, David	Jones, Betsey	Morgan, Kirsten	Talbert, Matthew
Amaya, Diane C.	Courtney, Kendall	Jones, Tim	Morris, Jared	Tannehill, Joe
Aston, Jeremy	Cronin, Andrew	Jordan, Bob	Nesuda, Maribel	Telschow, Mark
Auby, Jase	Cuclis, Kay	Junell, Dan	Newhall, Kelly	Thawley, Brad
Auth, Phillip	Daumerie, Jean-Benoit	Kleihege, Melissa	Nield, James	Ting, Daniel
Balachandran, Mohan	Deike, Sharon	Klekman, Jonathan	Pan, Christopher	Toalson, Sharon
Ballard, Don	DeMichele, John	Krumnow, Terri	Peot, Stacey	Van Ackeren, K J
Barker, Pat	DeStefano, David	Kurian, Roy	Peterson, Steven	Veal, David
Barrett, Amy	Duran, Juan	Lambert, Steven	Pia, Michael	Villalta, Courtney
Baum, Ashley	Dutta, Ranu	Lang, Eric	Pope, Demetrius	Vogeli, Angela
Baumhover, Brian	Ellis, Carol	Larson, Monica	Ramsower, Scott	Vorce, Kristi
Bell, Sylvia	Espinosa, Anna	Lau, Lynn	Randall, Neil	Wade, Susan
Bernstein, Stuart	Forssell, Barbara	Lazorik, Michael	Rangel, Hugo	Walker, Grant
Birdwell, Grant	Freeman, Karoline	Lee, Carol	Reid, Marshall	Watkins, John
Bozzelli, Bernie	Fu, Jingshan	Leith, Scot	Ritter, John	Wei, Timothy
Bray, Janet	Gealy, Susanne	Lincoln, Kevin	Robertson, Matt	Welch, Ken
Brennan, Conni	Gilbert, Brad	Linn, Ralph	Rochette, Craig	Wenzel, Jennifer
Cammack, Tom	Green, Don	Llano, Jaime	Rogers, Curt	West, Dale
Campbell, Richard	Gold, Dennis	Llano, Lourdes	Rose, Molly	White, Susan K.
Cantu, Patricia	Guinn, William (Rusty)	Lopez, Denise	Ruiz, Babette	Willmann, Ross
Carnes, Tina Marie	Gunnia, Dharam	MacDonell, Allen	Sakoulas, Stacy	Wilson, Steven
Carter, Lee	Guthrie, Brian	Marsh, Gracie	Salazar, Marina	Woodard, Barbara
Cassens, Mark	Hall, Rich	McCullough, Craig	Scoggins, Corina	Woods Wiley, Marianne
Centurino, Todd	Harris, Britt	McGuire, Shayne	Silapachai, Komson	Young, Vicki
Chai, Chi	Hill, Chase E.	Melesenko, Jelena	Simpson, Jared	Zavaleta-Castillo, Irma
Chang, Mary	Hoffman, Katy	Merrill, Rebecca	Skillman, Charmaine	Zinn, Nathan
	Hogan, Marissa	Michels, Jamie	Smith, Rebecca

TRS Persons - Continued
(8/7/12)
Investment Contractors
Anderson, Sheila	Gold, Solomon	Mardin, Hasim	Sewell, Scott	Waclawsky, Paul
Ferguson, Debbie	Gonsoulin, Scott	Paolini, Anthony	Simmons, Mike	Ware, Carter
Garrett, West	Gonzales, Nonique	Rawls, Mike	Steinwedell, Patty	Yarbrough, Courtney
Gola, LeAnn	Letcher, Sean	Schmidt, Kyle	Van Eenemaan, Becky

Investment Consultants and Advisors
Firm or Individual's Name	Function
Hewitt EnnisKnupp (Steve Cummings, Steve Voss, Brady O'Connell, Nancy Williams)	Pension Plan (investment consultant to board)
Hamilton Lane Associates LLC (Steve Brennan, Erik Hirsch)	Pension Plan (investment consultant for private equity)
Albourne America LLC (David Harmston, John Claisse)	Pension Plan (investment consultant for hedge funds)
Leading Edge Investment Advisors LLC (Clayton Jue)	Pension Plan (investment consultant for emerging managers)
BlackRock Investment Management LLC (Arslan Mian, Steve Kelly)	Pension Plan (investment consultant for private equity co-investments)
The Townsend Group, Inc. (Kevin Lynch, Rob Kochis)	Pension Plan (investment consultant – real estate)
Keith Brown, Ph.D.	Investment consultant to board

Investment Counsel
Firm Name	Lawyers
Fulbright & Jaworski LLP	D. Forrest Brumbaugh, Ed Rhyne, Angela Perez
Jackson Walker, L.L.P.	Chuck Campbell, Rich Cardillo, Scott Cheskiewicz, Brandon Janes, David Parrish, Sara Stinnett, Phil Svahn
Seyfarth Shaw LLP	Bob Bodansky, Shirley Coffman, Greg Sale, Elaine Tippitt, Hannah Widlus

EXHIBIT F
LIST OF PRIMARY EXECUTIVE OFFICERS OF PARKWAY AND PARKWAY PROPERTIES, INC.

James R. Heistand	President and Chief Executive Officer
David R. O'Reilly	Executive Vice President
James M. Ingram	Executive Vice President
M. Jayson Lipsey	Executive Vice President
Mandy M. Pope	Executive Vice President